SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): July 22, 2010

FRANKLIN FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or other jurisdiction of incorporation)

0-12126	25-144083
(Commission file number)	(IRS employer ID)

20 South Main Street, Chambersburg, Pennsylvania	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code – (717) 264-6116

N/A
(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         On July 22, 2010, the Board of Directors of Franklin Financial Services Corporation (the “Corporation”), appointed Donald H. Mowery and Daniel J. Fisher as Directors to Class C to fill vacancies created by the earlier retirements of Huber C. McCleary in December, 2008 and Kurt E. Suter in January, 2010.  Messrs. Mowery and Fisher will serve for the remainder of the Class C term, which is scheduled to expire at the annual meeting of shareholders in 2012.  On July 22, 2010, the Board of Directors of Farmers and Merchants Trust Company of Chambersburg (“F&M Trust”), a wholly-owned banking subsidiary of the Corporation, also appointed Messrs. Mowery and Fisher as Directors of F&M Trust.

Mr. Mowery and the company he is associated with is a customer of the bank and engage in banking transactions with F&M Trust in the ordinary course of business.  All loans and commitments to lend to such persons and companies were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features. Mr. Fisher and the company he is associated with are not currently customers of the bank.

F&M Trust, in the ordinary course of business, engaged the firm of R.S. Mowery & Sons, Inc. in 2009 to construct new office space in one of its leased community offices and in 2010 to perform a major renovation of another community office.  Fees paid to R.S. Mowery & Sons, Inc. for these services totaled $141,621 in 2009 and $701,701 to date, in 2010. The bank expects to pay an additional $282,000 to R. S. Mowery & Sons, Inc. in 2010 to complete the construction project. Mr. Mowery is the President of R.S. Mowery and Sons, Inc.

Messrs. Mowery and Fisher will be entitled to receive director’s fees and be eligible to participate in the F&M Trust Director Deferred Compensation Plan and the Director Pay for Performance Plan on the same basis as other directors of the Corporation and F&M Trust.  Such fees, plan and program are described in the Corporation’s Proxy Statement incorporated by reference into its annual report on Form 10-K for the fiscal year ended December 31, 2009.

The news releases announcing the appointments of Messrs. Mowery and Fisher are attached to this report as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Number	Description

99.1	News Release, dated July 22, 2010 of Franklin Financial Services Corporation.

99.2	News Release, dated July 22, 2010 of Franklin Financial Services Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Financial Services Corporation

Date: July 22, 2010	/s/ William E. Snell, Jr.
William E. Snell, Jr., President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

99.1	News Release, dated July 22, 2010 of Franklin Financial Services Corporation

99.2	News Release, dated July 22, 2010 of Franklin Financial Services Corporation